UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2021

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

CT	1-5224	06-0548860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 STANLEY DRIVE

NEW BRITAIN, CT 06053

(Address of registrant’s principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange
Corporate Units	SWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2021, Stanley Black & Decker, Inc. (the “Company”) entered into an Acquisition Agreement (the “Acquisition Agreement”) with Securitas AB (“Purchaser”), pursuant to which Purchaser will acquire (the “Acquisition”) the Company’s electronic security solutions and healthcare solutions businesses, but not including the Company’s automatic door business (the “Business”). In connection with the consummation of the transactions contemplated by the Acquisition Agreement (the “Closing”), the Purchaser will purchase certain subsidiaries of Seller involved in, and certain assets, properties and rights of Seller and its subsidiaries primarily used or held for use in connection with, the Business, and assume certain related liabilities.

The Purchaser will acquire the Business for a purchase price of U.S.$3,200,000,000 (the “Purchase Price”). As described in greater detail in the Acquisition Agreement, the Purchase Price will be: (i) increased or decreased to the extent the amount of Modified Working Capital (as defined in the Acquisition Agreement) of the Business as of the Closing is higher or lower than the target working capital amount specified in the Acquisition Agreement; (ii) decreased by the amount of Net Indebtedness (as defined in the Acquisition Agreement) as of the Closing, which amount may be positive or negative; and (iii) decreased by the amount of Transaction Expenses (as defined in the Acquisition Agreement).

The Closing is subject to certain customary closing conditions, including (1) the expiration of waiting periods or receipt of clearances pursuant to applicable Antitrust Laws and foreign investment Laws (in each case as defined in the Acquisition Agreement), including the clearance of the transaction by the Committee on Foreign Investment in the United States, (2) the absence of any governmental order that restrains, enjoins or otherwise prohibits the Closing and (3) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Acquisition Agreement. In addition, the Purchaser’s obligation to close the Acquisition is subject to the absence of a material adverse effect having occurred with respect to the Business since the date of the Acquisition Agreement. The obligations of Purchaser and Seller to close are further subject to the Defense Counterintelligence and Security Agency (the “DCSA”) approving a mitigation plan with respect to, or issuing its non-objection to the Acquisition, or in the absence of such actions, the DCSA not having taken action to reject the mitigation plan. Pursuant to the terms of the Acquisition Agreement, the Closing will occur (1) on the fifth (5th) Business Day (as defined in the Acquisition Agreement) following the first day on which all conditions to the obligations of the parties set forth in the Acquisition Agreement have been satisfied or waived, or (2) such other date as the Company and Purchaser may agree.

The Acquisition Agreement contains termination rights for each of the Company and Purchaser, including the right to terminate if the transactions contemplated by the Acquisition Agreement have not been completed by September 8, 2022 (the “Initial Termination Date”), which date may be extended by either party, in two increments of three (3) months, to December 8, 2022 (the “Extended Termination Date”) and March 9, 2023 in certain circumstances where certain regulatory approvals remain the only conditions to Closing that have not been satisfied, unless the party seeking to terminate has breached any representation, warranty, covenant or agreement under the Acquisition Agreement and such breach is the primary cause of the failure of the Closing to occur on or prior to the Initial Termination Date or the Extended Termination Date, as applicable.

In the Acquisition Agreement, the Company and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the sale of the Business. From the date of the Acquisition Agreement until the Closing, the Company is required to use commercially reasonable efforts to operate the Business in the ordinary course of business and to comply with certain covenants regarding the operation of the Business. For three years following the Closing Date, the Company has agreed not to, directly or indirectly, engage in certain activities competitive with the Business, as detailed in the Acquisition Agreement.

Subject to certain limitations, the Company and Purchaser have agreed to indemnify each other for losses arising from certain breaches of post-closing covenants contained in the Acquisition Agreement and certain other assumed or retained liabilities, as applicable.

The Company currently expects the Acquisition to close in the first half of 2022, subject to satisfaction of the closing conditions described above.

The foregoing summary of the Acquisition Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Acquisition Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Acquisition Agreement has been filed to provide investors and securityholders with information regarding its terms and conditions. It is not intended to provide any other information about the Company or the Acquisition. The Acquisition Agreement contains representations, warranties, and covenants of the parties thereto made to and solely for the benefit of each other, and such representations, warranties, and covenants may be subject to materiality and other qualifiers applicable to the contracting parties that differ from those that may be viewed as material to investors. The assertions embodied in those representations, warranties, and covenants are qualified by information in confidential disclosure schedules that the Company delivered in connection with the execution of the Acquisition Agreement and were made as of the date of the Acquisition Agreement, except those made as of another specified date. Accordingly, investors and securityholders should not rely on the representations, warranties, and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Company’s beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements made in this Current Report on Form 8-K include, but are not limited to, statements concerning consummation of the Acquisition.

You are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to, the failure to consummate, or a delay in the consummation of, the Acquisition for various reasons including but not limited to failure to receive, or delay in receiving, required regulatory approvals and failure to meet other customary closing conditions.

Forward-looking statements made herein are also subject to risks and uncertainties, described in the Company’s 2020 Annual Report on Form 10-K, its subsequently filed Quarterly Reports on Form 10-Q; and other filings the Company makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. The Company makes no commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

2.1*	Acquisition Agreement by and between Stanley Black & Decker, Inc. and Securitas AB, dated as of December 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and the Company agrees to furnish supplementally to the SEC a copy of any omitted schedules or exhibits upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2021

STANLEY BLACK & DECKER, INC.

By:	/s/ Janet M. Link
Name:	Janet M. Link
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to 8-K]